FORELAND CORPORATION

                           NON-QUALIFIED STOCK OPTION
                              (EXECUTIVE OFFICER)


              IT IS IMPORTANT THAT YOU RETAIN THIS DOCUMENT.  THIS
          ORIGINAL NON-QUALIFIED STOCK OPTION MUST BE DELIVERED TO THE
                 COMPANY ON EXERCISE OR TRANSFER OF THE OPTION.


      THIS NON-QUALIFIED STOCK OPTION (this "Option") is granted this 1st day of September, 1996, by FORELAND CORPORATION, a Nevada corporation (the "Company"),
to                               ("Optionee"), pursuant to a resolution of the
board of directors of the Company.

      1.    Grant of Option.  The Company hereby irrevocably grants to Optionee the right and option to purchase all or any part of an aggregate of 200,000 shares of common stock, par value $0.001 per share, of the Company (the "Common Stock") on the terms and conditions hereinafter set forth.

      2.    Exercise Price.  The exercise price of this Option shall be $5.00 per share (the "Exercise Price"), the fair market value of the Common Stock on the date of grant as determined by the board of directors.

      3.    Vesting of Option.  The rights of the Optionee under the terms of this Option shall vest and only be exercisable in installments as follows:

      (a) on the date of this Option, the Optionee shall have the vested right to acquire 50,000 shares of Common Stock on the terms and conditions of this Option;

      (b) commencing one year after the date of this Option, the Optionee shall have the vested right to acquire 50,000 shares of Common Stock on the terms and conditions of this Option;

      (c) commencing two years after the date of this Option, the Optionee shall have the vested right to acquire 50,000 shares of Common Stock on the terms and conditions of this Option; and

      (d) commencing three years after the date of this Option, the Optionee shall have the vested right to acquire 50,000 shares of Common Stock on the terms and conditions of this Option.

All rights to acquire shares of Common Stock hereunder shall expire seven years after the date of vesting of each such right as provided above.

      4.    Shareholder's Rights.  The Optionee shall have the rights of a shareholder only with respect to Common Stock fully paid for by Optionee under this Option.

      5.    Adjustment to Number of Shares of Common Stock.


      (a) In the event that a share dividend shall be declared upon the common stock of the Company, the number of shares of Common Stock then subject to this Option shall be adjusted by adding to each such share the number of shares which would be distributable in respect thereof if such Common Stock had been outstanding on the date fixed for determining the shareholders of the Company entitled to receive such share dividend.

      (b) In the event that the outstanding shares of the Company shall be changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, whether through reorganization, recapitalization, split-up, combination of shares, merger, consolidation, or otherwise, then there shall be substituted for each share of Common Stock subject to this Option the number and kind of shares or other securities into which each outstanding share of the Company shall have been so changed or for which each such share shall have been exchanged. Under no circumstances shall any such reorganization, recapitalization, split-up, combination of shares, merger, consolidation, or other exchange be accomplished without a comparable share option being substituted pursuant to the foregoing.

      (c) In the event there shall be any change, other than as specified elsewhere in this paragraph, in the number or kind of outstanding shares or of any shares or other securities into which such shares shall have been changed or for which they shall have been exchanged, then the board shall, in its sole discretion, determine whether such change equitably requires an adjustment in the number or kind of Common Stock to be issued on the exercise of this Option. Such adjustment shall be made by the board and shall be effective and binding for all purposes of this Option.

      (d) In the case of any such substitution or adjustment as provided for in this paragraph, the option price set forth in this Option for each share of Common Stock covered hereby prior to such substitution or adjustment shall be the option price for all shares or other securities which shall have been substituted for such Common Stock or to which such Common Stock shall have been adjusted pursuant to this paragraph. No adjustment or substitution provided for in this paragraph shall require the Company to sell a fractional share of Common Stock, and the substitution or adjustment with respect to this Option shall be limited accordingly; provided, however, that the aggregate option price paid shall be appropriate reduced on account of any fractional share of Common Stock not issued. Upon any adjustment made pursuant to this paragraph, the Company shall, upon request, deliver to the Optionee a certificate of the Company's treasurer setting forth the option price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of this Option.

      (e)   If at any time:

            (i) The Company proposes to pay any dividend or make any distribution, including a cash or property dividend payable out of earnings, earned surplus, or the assets of the Company; or

            (ii) The Company proposes to effectuate any plan of reorganization or reclassification of the Common Stock; or

            (iii) The Company proposes to merge, consolidate, or encumber or sell all or substantially all of its assets other than in the ordinary course of business;

     then, and in any one or more of such events, the Company shall cause a notice to be mailed to the registered holder(s) of this Option at the address of such holder(s) set forth in the registration records of the Company. Such notice shall be solely for the convenience of such registered holders and shall not be a condition precedent to, nor shall any defect therein or failure in connection therewith affect the validity of, the action proposed to be taken by the Company. Such notice shall be mailed at least twenty (20) days prior to the date on which the books of the Company shall close or a record date shall be taken for such dividend, share split, or reclassification, consolidation, merger, or sale of properties and assets, as the case may be. Such notice shall specify the record date for the closing of the Company's shareholder records.


      6. Record Owner. The Company may deem and treat the registered owner of this Option as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

     7.   Method of Exercise.  This Option may be exercised, in accordance with all of the terms and conditions set forth in this Option, by delivery of this Option together with a notice of exercise, a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, indicating the number of Shares which the Optionee then elects to purchase and with payment made in accordance with the following:

     (a) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in cash, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of the full option price of the Common Stock being purchased for cash.

     (b) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in installments, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of any cash to be paid on exercise, and a promissory note, in form satisfactory to the Company, executed by the Optionee and evidencing the obligation of the Optionee to pay the balance of the exercise price on terms and conditions acceptable to the board of directors of the Company at the time of exercise of the Option.

      (c) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock by delivery of shares of Common Stock of the Company that have been owned by Optionee for over six months, Optionee shall surrender or transfer to the Company, in a form satisfactory to it, such shares of Common Stock valued at their fair market value. Fair market value shall mean the closing price for such stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), over the five-day trading period immediately preceding the date of exercise of such Option, or, if not listed on such an exchange or included on Nasdaq, shall mean the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock as determined by the Company through any other reliable means of determination available on the close of business on the trading day last preceding the date of exercise of such Option.

      (d) If the Optionee decides to exercise the Option in whole or in part, and make payment, in whole or in part, for the Common Stock by the delivery of options or other rights to purchase shares of Common Stock, whether such options consist of the Options represented hereby or other options or rights to purchase Common Stock, Optionee shall surrender or transfer to the Company, in form satisfactory to it, such options or rights to purchase Common Stock, valued at the amount by which the market value of the Common Stock subject to such options or other rights, as determined in accordance with the provisions of subparagraph (c) above, exceeds the exercise or purchase price provided in such options or rights.

      As soon as practicable after receipt by the Company of such notice and of payment in full of the option price of all the shares of Common Stock with respect to which the Option has been exercised (including interest if payment is made in installments), a certificate or certificates representing such shares of Common Stock shall be issued in the name of the Optionee, or, if the Optionee shall so request in the notice exercising the Option, in the name of the Optionee and another person jointly, with right of survivorship, and shall be delivered to the Optionee. To the extent required by the terms of this Option, all Common Stock shall be issued only upon receipt by the Company of the Optionee's representation that the shares are purchased for investment and not with a view to distribution thereof. If this Option is not exercised with respect to all Common Stock subject hereto, Optionee shall be entitled to receive a similar Option of like tenor covering the number of shares of Common Stock with respect to which this Option shall not have been exercised.

      8.    Availability of Common Stock.  During the term of this Option, the

Company shall at all times keep available for issuance the number of shares of Common Stock Option subject to this Option.

      9.    No Right of Employment.  Nothing contained in this Option shall be construed as conferring any right to continue or remain as an officer, director, or employee of the Company or any subsidiary.

      10.   Restrictions on Transfer.  The Option and the Common Stock subject to the Option (collectively referred to as the "Securities") are subject to registration under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities statutes. Optionee acknowledges that unless a registration statement with respect to the Securities is filed and declared effective by the Securities and Exchange Commission and the appropriate state governing agency, the Securities have or will be issued in reliance on specific exemptions from such registration requirements for transactions by an issuer not involving a public offering and specific exemptions under state statutes. Any disposition of the Securities may, under certain circumstances, be inconsistent with such exemptions. The Securities may be offered for sale, sold, or otherwise transferred only if (i) registered under the Securities Act, and in come cases, under the applicable state securities acts, or, if not registered, (ii) only if pursuant to an exemption from such registration requirements and only after the Optionee provides an opinion of counsel or other evidence satisfactory to the Company to the effect that registration is not required. In some states, specific conditions must be met or approval of the securities regulatory authorities may be required before any such offer or sale. The Company is under no obligation to register the Securities with the Securities and Exchange Commission or any state agency. If rule 144 is available (and no assurance is given that it will be), only routine sales of the Common Stock in limited amounts can be made after two years following the acquisition date of the Securities, as determined under rule 144(d), in accordance with the terms and conditions of rule 144. The Company is under no obligation to make rule 144 available. In the event rule 144 is not available, compliance with regulation A or some other disclosure exemption may be required before the Optionee can sell, transfer, or otherwise dispose of the Securities without registration. The Company and its registrar and transfer agent will maintain a stop transfer order against the transfer of the Securities, and this Option and any other certificate or agreement representing the Securities is subject to the following legend:

     THE SECURITIES REPRESENTED BY THIS OPTION, AGREEMENT, OR CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

      The Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and warranties set forth in this paragraph and agree to the same conditions with respect to such Securities as are set forth herein. The Company may further refuse to transfer the Securities if certain circumstances are present reasonably indicating that the proposed transferee's representations are not accurate. In any event, the Company may refuse to consent to any transfer in the absence of an opinion of legal counsel, satisfactory to and independent of counsel of the Company, that such proposed transfer is consistent with the above conditions and applicable securities laws.

      11.   Regulatory Compliance. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors. If no registration statement is effective on the date of exercise of this Option, the shares of Common Stock will not be issued unless and until there is available to the Company evidence, including representations from the Optionee, that such shares are being acquired for investment and not for resale, on which the Company may reasonably rely as to the availability of an exemption from registration in issuing such Common Stock. The Company shall utilize its best efforts to comply with the requirements of each regulatory commission or agency having jurisdiction in order to issue and sell the Common Stock to satisfy the Option. Such compliance will be a condition precedent to the right to exercise the Option. The inability of the Company to effect such compliance with any such regulatory commission or agency which counsel for the Company deems necessary for the lawful issuance and sale of the Common Stock to satisfy this Option shall relieve the Company from any liability for failure to issue and sell the Common Stock to satisfy the Option for such period of time as such compliance is not effectuated.

      12.   Assignment of Option. This Option may not be assigned by the

Optionee without the prior written consent of the Company. If the Company consents to any assignment, it shall, upon request and upon surrender of this Option by the Optionee at the principal office of the Company accompanied by payment of all transfer taxes, if any, payable in connection therewith, transfer this Option on the books of the Company. If the assignment is in whole, the Company shall execute and deliver a new option of like tenor to this Option to the appropriate assignee expressly evidencing the right to purchase the aggregate number of Shares of Common Stock purchasable hereunder as of the date of such assignment; and if the assignment is in part, the Company shall execute and deliver to the appropriate assignee a new option of like tenor expressly evidencing the right to purchase the portion of the aggregate number of Shares of Common Stock as shall be contemplated by any such agreement, and shall concurrently execute and deliver to the Optionee a new option of like tenor to this Option evidencing the right to purchase the remaining portion of the Shares of Common Stock purchasable hereunder which have not been transferred to the assignee. On such transfer, every holder hereof agrees that the Company may deem and treat the registered holder of this Option as the true and lawful owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. Neither this Option nor any right hereunder shall be subject to lien, attachment, execution, or similar process. In the event of any alienation, assignment, pledge, hypothecation, or other transfer of this Option or any right hereunder or in the event of any levy, attachment, execution, or similar process, this Option and all rights granted hereunder shall be immediately null and void.

13.   Payment in the Event of a Change in Control.  In the event of a "Change in

Control" (as defined), at the election of the Optionee, in consideration of the cancellation of this Option, the Company shall pay promptly to Optionee an amount equal to the number of Optionee's unexercised Options (but excluding any Options previously exercised, terminated, canceled, or expired) times the amount by which the "Fair Market Value" (as defined) exceeds the exercise price of such Options. For purposes hereof:

      (a) A "Change in Control" shall be deemed to have occurred if (i) the Company shall be merged or consolidated into another corporation and as a result of such merger or consolidation less than seventy-five percent (75%) of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company as the same shall have existed prior to such merger or consolidation, (ii) the Company shall sell, lease, exchange, or otherwise transfer (in one transaction or a series of transactions) all or substantially all of the assets of the Company to an entity that is not a wholly owned subsidiary of the Company or to a group of associated purchasers, (iii) a person, within the meaning of Section 3(a)(9) or
     Section 13(d)(3) (as in effect on the date hereof) of the Exchange Act, shall become the beneficial owner (within the meaning of rule 13d-3 of the Exchange Act as in effect on the date hereof) of fifty percent (50%) or more of the outstanding voting securities of the Company, or (iv) if as a result of a merger, consolidation, sale of all or substantially all of the Company's assets, a contested election, or any combination of the foregoing, the persons who were directors of the Company immediately prior thereto shall cease to constitute a majority of the board of directors of the Company or any successor to the Company.

      (b) "Fair Market Value" shall be the closing price for such stock on the close of business on the day last preceding the occurrence of the Change of Control as quoted on a registered national securities exchange or, if not listed on such an exchange, the Nasdaq Stock Market or, if not listed on such an exchange or included on the Nasdaq Stock Market, the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock as determined by the Company through any other reliable means of determination available on the close of business on the day last preceding the date of such Change of Control.

14. Withholding. The Company may, in its sole discretion, satisfy any obligation to withhold income and employment taxes resulting from the grant or exercise of this Option (or any other event giving rise to such obligation) in any of the following ways:

      (a) The Company may require the Optionee to deliver to the Company at the time of exercise of this Option an amount of cash equal to such withholding obligation.

      (b) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by the Optionee, the Company may defer payment of the withholding obligation for a reasonable period to allow the Optionee an opportunity to sell Shares issuable on the exercise of this Option. In the event of such deferral, the Optionee hereby grants to the Company a continuing security interest in such Shares and all proceeds thereof and appoints the President of the Company, and any successor thereto, as attorney-in-fact to sell the number of Shares and collect the proceeds therefrom as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

      (c) The Company may withhold from any compensation or other amount owing to Optionee the amount (in cash, Common Stock, or other property as the Company may determine) of the withholding obligation.

      (d) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by the Optionee, the Company may withhold a number of Shares otherwise deliverable upon exercise of this Option having a value, determined in accordance with the provisions of this Option, equivalent to the amount of such withholding obligation.

In all events, delivery of Shares issuable on exercise of this Option shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the exercise of this Option. The Company is hereby further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes

      15.   Validity and Construction.  The validity and construction of this

Option shall be governed by the laws of the state of Nevada.

      EXECUTED as of the date first above written.

                                 The Company:

                                       FORELAND CORPORATION


                                       By:
                                             Duly Authorized Officer

                                 Optionee:




                                  EXHIBIT A


FORM OF EXERCISE
(TO BE SIGNED ONLY UPON EXERCISE OF OPTION)




TO:   FORELAND CORPORATION


      The undersigned, the owner of the attached Option, hereby irrevocably elects to exercise the purchase rights represented by the Option for, and to
purchase thereunder,       shares of Common Stock of Foreland Corporation.
Enclosed is payment in the amount of $     , the exercise price of the Common
Stock to be acquired, in the form of  [insert description of manner of payment]
                                                                            .
Please have the certificate(s) registered in the name of
                                     , social security no.
and delivered to the following address:

  . If this exercise does not include all of the Common Stock covered by the attached Option, please deliver a new option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

     DATED this      day of               , 199 .

                                          Signature of Optionee
                                          (Signature must be
                                          guaranteed by a bank or
                                          securities broker-
                                          dealer)
Signature Guarantee:

    Name      Date of Grant   Shares   Exercise         Vesting       Expiration
                                        Price

Grant Steele  Sept. 1, 1996   200,000  $5.00  25% on grant, 25%   Seven years
                                              on each anniversary from vesting
Tom Steele    Sept. 1, 1996   200,000  $5.00  25% on grant, 25%   Seven years
                                              on each anniversary from vesting
Ken Ransom    Sept. 1, 1996   200,000  $5.00  25% on grant, 25%   Seven years
                                              on each anniversary from vesting
Bruce Decker  Sept. 1, 1996   200,000  $5.00  25% on grant, 25%   Seven years
                                              on each anniversary from vesting